SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 25, 2002
                                IOS Capital, LLC
             (Exact name of registrant as specified in its charter)

                         -----------------------------


  DELAWARE                       File No. 0-20405                 23-2493042
 ---------------                 ----------------                 -------------
 (State or other                 (Commission File                 (IRS Employer
 jurisdiction of                 Number)                          Identification
 incorporation)                                                   Number)


              1738 Bass Road, Macon, Georgia        31210
              ------------------------------        -----


       Registrant's telephone number, including area code: (912) 471-2300
                                                           --------------



                                 Not Applicable
                         -----------------------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events
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         On January 25, 2002, the Registrant's parent, IKON Office Solutions,
Inc. ("IKON" or the "Company"), announced results for the first quarter of fiscal year 2002. IKON's press release dated January 25, 2002 containing further detail is attached.

This news release includes information about the Registrant and/or IKON which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the Company's outlook for the second quarter and fiscal year 2002 and the long-term profitability and strategies. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c.   The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (99) Press Release dated January 25, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       IOS Capital, Inc.




                                       By: /s/ Harry Kozee
                                           ------------------------------------
                                                Harry Kozee
                                                Vice President - Finance



Dated:  January 30, 2002